Exhibit 99.1

PROS Holdings, Inc. Announces Appointment of Jennifer Biry to Board of Directors

HOUSTON, August 26, 2024 – PROS Holdings, Inc. (NYSE: PRO), a leading provider of AI-powered SaaS pricing, CPQ, revenue management, and digital offer marketing solutions, today announced the appointment of Jennifer Biry to its Board of Directors effective August 26, 2024. Biry joins the Board as an independent director.

A seasoned leader with over 25 years of accounting, finance and operational experience, Biry serves as Chief Financial and Operating Officer for McAfee, a global leader in online protection for consumers. Biry joined McAfee in 2022 and leads the global finance, strategy, M&A, IT, security, sales, customer service and procurement operations, responsible for overseeing over $2B in annual revenue. Prior to McAfee, Biry served as Chief Financial Officer for WarnerMedia from 2020-2022, and previously in various leadership roles with AT&T Communications, including Sr. Vice President and Chief Financial Officer of AT&T Communications Consumer segment.

“I am thrilled to welcome Jennifer to PROS Board,” said PROS Non-Executive Chairman of the Board Bill Russell. “As PROS increases in scale, her leadership, finance and operational experience will be a great resource for us as we continue to create greater long-term value for our shareholders.”

“We are proud to welcome such a distinguished leader to the PROS Board,” said PROS President and CEO Andres Reiner. “Jennifer’s extensive operational expertise makes her an invaluable partner as we scale our business and seize the incredible market opportunity in front of us as companies continue to embrace AI to drive impactful business outcomes.”

“I am truly honored to join the PROS Board of Directors at a time where businesses around the world are increasingly embracing AI solutions,” said Biry. “I look forward to working with the team and sharing my experience and knowledge to help the company further drive success and create shareholder value.”

Russell Reynolds advised the company in the Board search process.

About PROS
PROS Holdings, Inc. (NYSE: PRO) is a leading provider of AI-powered SaaS pricing, CPQ, revenue management, and digital offer marketing solutions. Our vision is to optimize every shopping and selling experience. With nearly 40 years of industry expertise and a proven track record of success, PROS helps B2B and B2C companies across the globe, in a variety of industries, including airlines, manufacturing, distribution, and services, drive profitable growth. The PROS Platform leverages AI to provide real-time predictive insights that enable businesses to drive revenue and margin improvements. To learn more about PROS and our innovative SaaS solutions, please visit our website at www.pros.com.

Forward-looking Statements
This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including statements about our outlook; expectations; ability to achieve future growth and profitability goals; management's confidence and optimism; and positioning. The forward-looking statements contained in this press release are based upon our historical performance and our current plans, estimates and expectations and are not a representation that such plans, estimates or expectations will be achieved. Factors that could cause actual results to differ materially from those described herein include, among others, risks related to: (a) cyberattacks, data breaches and breaches of security measures within our products, systems and infrastructure or products, systems and infrastructure of third parties upon whom we rely, (b) the macroeconomic environment and geopolitical uncertainty and events, (c) increasing business from customers, maintaining subscription renewal rates and capturing customer IT spend, (d) managing our growth and profit objectives effectively, (e) disruptions from our third party data center, software, data, and other unrelated service providers, (f) implementing our solutions, (g) cloud operations, (h) intellectual property and third-party software, (i) acquiring and integrating businesses and/or technologies, (j) catastrophic events, (k) operating globally, including economic and commercial disruptions, (l) potential downturns in sales and lengthy sales cycles, (m) software innovation, (n) competition, (o) market acceptance of our software innovations, (p) maintaining our corporate culture, (q) personnel risks including loss of any key employees and competition for talent, (r) expanding and training our direct and indirect sales force, (s) evolving data privacy, cyber security, data localization and AI laws, (t) our debt repayment obligations, (u) the timing of revenue recognition and cash flow from operations, and (v) returning to profitability. Additional information relating to the risks and uncertainties affecting our business is contained in our filings with the SEC. These forward-looking statements represent our expectations as of the date hereof. Subsequent events may cause these expectations to change, and PROS disclaims any obligations to update or alter these forward-looking statements in the future, whether as a result of new information, future events or otherwise.

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PROS Investor Relations Belinda Overdeput 713-335-5879 ir@pros.com

PROS Media Contact
Amy Williams
awilliams@pros.com